UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2021

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact name of registrant as specified in its charter)

Israel	001-16174	Not Applicable
(State or other Jurisdiction of Incorporation Or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

124 Dvora Hanevi’a Street

Tel Aviv 6944020, Israel

(Address of Principal Executive Offices, including Zip Code)

+972- 3-914-8213

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one Ordinary Share	TEVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 9, 2021, (i) Teva Pharmaceutical Finance Netherlands II B.V. (“Teva Finance II”), a wholly owned subsidiary of Teva Pharmaceutical Industries Limited (the “Company”), issued €1,100,000,000 aggregate principal amount of 3.750% Sustainability-Linked Senior Notes due 2027 (the “2027 Euro Notes”) and €1,500,000,000 aggregate principal amount of 4.375% Sustainability-Linked Senior Notes due 2030 (the “2030 Euro Notes” and, together with the 2027 Euro Notes, the “Euro Notes”); and (ii) Teva Pharmaceutical Finance Netherlands III B.V. (“Teva Finance III” and, together with Teva Finance II, the “Issuers”), a wholly owned subsidiary of the Company, issued $1,000,000,000 aggregate principal amount of 4.750% Sustainability-Linked Senior Notes due 2027 (the “2027 USD Notes”) and $1,000,000,000 aggregate principal amount of 5.125% Sustainability-Linked Senior Notes due 2029 (the “2029 USD Notes” and, together with 2027 USD Notes, the “USD Notes” and together with the Euro Notes, the “Notes”).

Teva intends to use the net proceeds from the Notes to (i) fund the announced tender offer for a maximum combined aggregate purchase price (exclusive of accrued and unpaid interest) of up to $4,000,000,000 (equivalent) (upsized from a previously announced cap of $3,500,000,000), (ii) pay fees and expenses in connection therewith, (iii) to fund the repayment of outstanding debt upon maturity, tender offer or earlier redemption and (iv) the extent of any remaining proceeds, for general corporate purposes.

The Euro Notes were issued pursuant to a Senior Indenture, dated as of March 14, 2018 (the “Euro Notes Base Indenture”), by and among Teva Finance II, the Company, as guarantor, and The Bank of New York Mellon, as trustee, as supplemented by the Third Supplemental Indenture, dated as of November 9, 2021 (the “Euro Notes Supplemental Indenture” and, together with the Euro Notes Base Indenture, the “Euro Notes Indenture”), by and among Teva Finance II, the Company, as guarantor, The Bank of New York Mellon, as trustee, and The Bank of New York Mellon, London Branch, as paying agent. The USD Notes were issued pursuant to a Senior Indenture, dated as of March 14, 2018 (the “USD Notes Base Indenture”), as supplemented by the Third Supplemental Indenture, dated as of November 9, 2021 (the “USD Notes Supplemental Indenture” and, together with the USD Notes Base Indenture, the “USD Notes Indenture” and, together with the Euro Notes Indenture, the “Indentures”), in each case, by and among Teva Finance III, the Company, as guarantor, and The Bank of New York Mellon, as trustee.

Interest will be payable on the Notes semi-annually in arrears on May 9 and November 9 of each year, beginning on May 9, 2021, until their maturity dates of May 9, 2027 for the 2027 Euro Notes and the 2027 USD Notes, May 9, 2029 for the 2029 USD Notes and May 9, 2030 for the 2030 Euro Notes. The Euro Notes and the USD Notes are senior unsecured obligations of Teva Finance II and Teva Finance III, respectively, and the Notes are guaranteed on a senior unsecured basis by the Company.

From and including May 9, 2026 (the “Step-up Date”), the interest rate payable on the 2030 Euro Notes and the 2029 USD Notes shall increase by:

(a) 0.125% per annum unless Teva has achieved the Regulatory Submissions Target as of the Testing Date (each as defined in the Euro Notes Supplemental Indenture and the USD Notes Supplemental Indenture);

(b) 0.125% per annum unless Teva has achieved the Product Volume Target as of the Testing Date (each as defined in the Euro Notes Supplemental Indenture and the USD Notes Supplemental Indenture); and

(c) 0.125% per annum unless Teva has achieved the Emission Reduction Target as of the Testing Date(each as defined in the Euro Notes Supplemental Indenture and the USD Notes Supplemental Indenture);

At maturity or upon earlier redemption of the 2027 Euro Notes and/or the 2027 USD Notes (but only if such redemption is on or after the Step-up Date), the following premiums shall be payable on the 2027 Euro Notes and/or the 2027 USD Notes:

(a) 0.150% of the principal amount repaid unless Teva has achieved the Regulatory Submissions Target as of the Testing Date;

(b) 0.150% of the principal amount repaid unless Teva has achieved the Product Volume Target as of the Testing Date; and

(c) 0.150% of the principal amount repaid unless Teva has achieved the Emission Reduction Target as of the Testing Date.

Teva Finance II may redeem the Euro Notes of any series, in whole or in part, at any time or from time to time, upon at least 10 days’, but not more than 60 days’, prior notice delivered to the registered address of each holder of the Euro Notes to be redeemed with a copy of such notice delivered to the trustee and the paying agent. Subject to any adjustments in accordance with the premium payment for the 2027 Euro Notes, the Euro Notes will be redeemable at a redemption price equal to the greater of (1) 100% of the principal amount of the Euro Notes of such series to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the Euro Notes Indenture) of the Euro Notes of such series being redeemed discounted, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the applicable Reinvestment Rate (as defined in the Euro Notes Indenture), plus accrued and unpaid interest thereon, if any to, but not including, the redemption date; provided that if Teva Finance II elects to redeem the 2027 Euro Notes at any time on or after February 9, 2027 (three months prior to the maturity date of the 2027 Euro Notes) or to redeem the 2030 Euro Notes at any time on or after February 9, 2030 (three months prior to the maturity date of the 2030 Euro Notes), Teva Finance II may redeem the such Euro Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of such series of Euro Notes then outstanding to be redeemed, plus accrued and unpaid interest thereon, if any, to, but not including, the redemption date.

Teva Finance III may redeem the USD Notes, of any series, in whole or in part, at any time or from time to time, upon at least 10 days’, but not more than 60 days’, prior notice. Subject to any adjustments in accordance the premium payment for the 2027 USD Notes, the USD Notes will be redeemable at a redemption price equal to the greater of (1) 100% of the principal amount of the USD Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the USD Notes Indenture) of the USD Notes of such series being redeemed discounted, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), using a discount rate equal to the sum of the Treasury Rate (as defined in the USD Notes Indenture) plus 50 basis points, in the case of the 2027 USD Notes, and 50 basis points, in the case of the 2029 USD Notes, plus in each case accrued and unpaid interest thereon, if any, to, but not including, the redemption date; provided that if Teva Finance III elects to redeem the 2027 USD Notes at any time on or after February 9, 2027 (three months prior to the maturity date of the 2027 USD Notes) or to redeem the 2029 USD Notes at any time on or after February 9, 2029 (three months prior to the maturity date of the USD Notes), Teva Finance III may redeem the USD Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of such series of USD Notes then outstanding to be redeemed, plus accrued and unpaid interest thereon, if any, to, but not including, the redemption date.

The terms of the Indentures, among other things and subject to specified exceptions, limit the ability of (a) the Company and its subsidiaries to (i) create liens upon certain of their property and (ii) enter into sale-leaseback transactions; and (b) the applicable Issuer and the Company to merge, consolidate or sell, lease or convey all or substantially all of their assets. The Indentures provide for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indentures; acceleration of certain other indebtedness; failure of the Company’s guarantee to be enforceable; and certain events of bankruptcy or insolvency. The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), and is being made pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-260519) and the prospectus included therein (the “Registration Statement”), filed by the Company with the Commission on October 27, 2021, the preliminary prospectus supplement relating thereto, dated October 27, 2021, and filed with the Commission on October 27, 2021 pursuant to Rule 424(b)(3) promulgated under the Securities Act and the free writing prospectus related thereto, dated November 2, 2021, and filed with the Commission on November 2, 2021 pursuant to Rule 433 under the Securities Act.

The foregoing summary descriptions of the Euro Notes Base Indenture, Euro Notes Supplemental Indenture, USD Notes Base Indenture, USD Notes Supplemental Indenture and each series of Notes are not complete and are qualified in their entirety by reference to the Euro Notes Base Indenture, the Euro Notes Supplemental Indenture, the form of 2027 Euro Notes, the form of 2030 Euro Notes the USD Notes Base Indenture, the USD Notes Supplemental Indenture, the form of 2027 USD Notes and the form of 2029 USD Notes, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit

4.1*	Senior Indenture, dated as of March 14, 2018, among Teva Pharmaceutical Finance Netherlands II B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed February 14, 2018).

4.2	Third Supplemental Senior Indenture, dated as of November 9, 2021, among Teva Pharmaceutical Finance Netherlands II B.V., Teva Pharmaceutical Industries Limited, The Bank of New York Mellon, as trustee, and The Bank of New York Mellon, London Branch, as paying agent.

4.3	Form of 2027 Euro Notes (included in Exhibit 4.2).

4.4	Form of 2030 Euro Notes (included in Exhibit 4.2).

4.5*	Senior Indenture, dated as of March 14, 2018, among Teva Pharmaceutical Finance Netherlands III B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed February 14, 2018).

4.6	Third Supplemental Senior Indenture, dated as of November 9, 2021, among Teva Pharmaceutical Finance Netherlands III B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee.

4.7	Form of 2027 USD Notes (included in Exhibit 4.6).

4.8	Form of 2029 USD Notes (included in Exhibit 4.6).

5.1	Opinion of Tulchinsky Marciano Cohen Levitski & Co. (Israeli law)

5.2	Opinion of Kirkland & Ellis LLP (New York law)

5.3	Opinion of Van Doorne N.V. (Dutch law)

23.1	Consent of Tulchinsky Marciano Cohen Levitski & Co. (included in Exhibit 5.1)

23.2	Consent of Kirkland & Ellis LLP (included in Exhibit 5.2)

23.3	Consent of Van Doorne, N.V. (included in Exhibit 5.3)

104	Cover Page Interactive Data File (included within the Inline XBRL document).

*	Previously Filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2021

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

By:	/s/ Eli Kalif
Name: Eli Kalif
Title: Executive Vice President, Chief Financial Officer

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